United Financial Bancorp, Inc.

Holding Company for

United Bank

NASDAQ: UBNK

Conference Materials for
Keefe, Bruyette & Woods 2012 Community Bank Investor Conference
July 31 - August 1, 2012
New York, NY

Forward Looking Statements

Certain comments made in the course of this presentation by UBNK are forward-looking in nature. These include all statements about UBNK's operating results or financial position for periods ending or on dates occurring after June 30, 2012 and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward looking statements are subject to risks and uncertainties that could cause UBNK's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Experienced and Invested Management Team

Name	Title	Years in Industry	Prior Experience	Stock Ownership*
Richard B. Collins	President and Chief Executive Officer	40+	• Joined United Bank in 2001. • Formerly President of First Massachusetts Bank, N.A.	143,356
Keith E. Harvey	Executive Vice President and Chief Operating Officer, Operations and Retail Sales	35+	• Joined United Bank in 1984. • Experience concentrated in Retail Bank Management, Operations and Information Technology	64,229
Mark A. Roberts	Executive Vice President and Chief Financial Officer	25+	• Joined United Bank in 2006. • Formerly VP and Controller at The Connecticut Bank and Trust Company in Hartford, CT • VP Finance at Woronoco Savings Bank	50,468
J. Jeffrey Sullivan	Executive Vice President and Chief Lending Officer	20+	• Joined United Bank in 2003. • Formerly SVP Business Development and Commercial Lending at Bank of Western Massachusetts	53,476
Charles R. Valade	Executive Vice President, Commercial Lending	35+	• Joined United Bank in 2009. • Founder, President and Chief Executive Officer of Commonwealth National Bank	47,698
John J. Patterson	Senior Vice President, Risk Management	40+	• Joined United Bank in 1993. • Experience concentrated in Risk Management and Credit Administration	32,292

* As of 06/30/2012

Deploying our Strong Capital Position

Franchise Expansion

- Announced acquisition of New England Bancshares, Inc. (closing in Q4 pending regulatory and shareholder approval) adding 15 branches in Connecticut
- Acquisition of Commonwealth National Bank (2009) added six branches in central Massachusetts
- Expanding commercial lending footprint (new loan production offices in Beverly, MA and northern Connecticut)
- De Novo branching (new branch to open Q4 2012 east of Worcester; six new branches since 2006 in Springfield Region)
- Organic growth

Expand/diversify sources of non-interest income

- $161mm AUM at United Wealth Management Group (as of 6/30/12); 53% of AUM is fee-based
- Consistent growth in consumer/commercial checking accounts

Commercial Lending Focus

- New loan production office announced in Q1 2012 in northern CT
- New loan production office opened in Beverly, MA (March 2011)
- Plan to add more experienced commercial lenders
- Maintain focus on experience/conservative underwriting and credit administration

Effective Capital Management Strategy:

- Maintain competitive dividend yield of 2.75% based upon recently announced quarterly dividend payment of $0.10
- Successful common stock repurchase program:
  - Completed: Four buy back programs since June 2008 with total repurchases of 3,186,409 at average price of $13.82 (17% of shares issued) as of 6/30/2012
  - In progress: 5% program commenced on 10/26/10 to repurchase 807,803 shares. As of 6/30/2012, the bank repurchased 677,100 shares or 84%

Dividend History & Share Buybacks*



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Core EPS
Dividends per share
$0.29
$0.20
$0.26
$0.24
$0.50
$0.27
$0.57
$0.28
$0.70
$0.30
$0.74
$0.34
$0.19
$0.09
$0.21
$0.09
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Q1 2012
Q2 2012 (1)

(1) Please refer to page 32 in the appendix for the reconciliation of GAAP and non-GAAP results.

Shares Repurchased	2008	2009	2010	2011	YTD 2012	Total
Amount	261,798	1,537,787	798,242	396,209	192,373	3,186,409
$ Value	$ 3,496,920	$ 20,593,752	$ 10,849,879	$ 6,042,446	$ 3,068,300	$ 44,051,296
Dividend $ Payout	$ 4,436,000	$ 4,238,000	$ 4,589,000	$ 5,067,000	$ 2,628,000	$ 20,958,000

* As of 06/30/12

United Bank

Total Return Stock Performance vs. Major Indexes



United Financial Bancorp, Inc.
Russell 2000
SNL Thrift Index
Index Value
175
150
125
100
75
50
25
0
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
06/30/12

Total Return CAGR	
UBNK: First Step Aug 2005 – Jun 2012	7.77%
UBNK: Second Step Dec 2007 – Jun 2012	10.64%
S&P 500: Aug 2005 – Jun 2012 (excl. dividends)	1.58%

Total Return CAGR includes:

- Cumulative dividends for both first and second step stock offerings.
- First and second step original offering price was $10.
- Conversion factor impact on first step of 1.04079 bringing cost basis to $9.5921 from $10.

Future Growth and Expansion Opportunities

Capital from conversion still not fully deployed

- Well positioned to explore future strategic options
- Capital levels well above the minimum to be considered "well capitalized"
- Shares are trading in line with New England community bank peer group based on tangible book value

Growing the franchise organically

- New loan production office announced in Q1 2012 (northern CT)
- New branch to open in Q4 2012 east of Worcester
- New loan production office opened in 2011 in Beverly, MA
- Organic deposit growth to continue in de novo branches

Criteria for the future expansion

- Adjacent footprint acquisition possible if an attractive opportunity presents itself
- Grow in areas with favorable demographic trends
- Acquisition of New England Bancshares, Inc. announced in May, 2012

Shift toward Bank-Like Mix for Loans

Loan Mix as of December 31, 2005
(in millions)



Consumer & HE
18%
$112.0
Commercial
9%
$59.6
Construction
5%
$28.9
Multifamily &
Commercial RE
24%
$150.1
$285.2
1-4 Family RE
44%

Total Loans $635.8
Yield 5.92%

Loan Mix as of June 30, 2012
(in millions)



Consumer & HE
13%
$151.2
Commercial
17%
$193.4
Construction
2%
$30.0
1-4 Family RE
27%
$311.3
$476.5
Multifamily &
Commercial RE
41%

Total Loans $1,162.4
QTD Yield 4.93%

- Mortgage Market Share – #1 in Hampden County as of 06/30/2012.
- Total loans CAGR (2005 – Q2 2012) 9.7%
- Continued conservative Underwriting Standards.
- Well diversified CRE portfolio – no significant concentrations.

Commercial Loan Portfolio

Commercial Loans (in millions)
June 30, 2012



< $1 million
51%
$356.9
$340.8
> $1 million
49%

Total Commercial, CRE & Construction Loans - $697.7 million

CREs over $1 million (in millions)
June 30, 2012



> 76% LTV
17%
$46.5
70% - 75% LTV
18%
$48.8
$172.7
< 70% LTV
65%

Total CRE loans > $1 million - $268.0 million

LTV ratios estimated based on most recent appraised values (e.g. time of loan or subsequent if applicable)

> $1 million = 142 loans = $340.8 million

- $268 million CRE
- $51 million C&I
- $22 million Construction
- Loan grade: $242.8 million - Strong or Good
  - $79.5 million - Acceptable
  - $18.5 million - Special Mention or Classified

< $1 million = 2,000+ loans = $356.9 million

Average size $185k; Median size $100k

CRE Loans Over $1 million (Total $268.0mm)

CRE Mix as of June 30, 2012
(in millions)



Apartments 14%
Health Care 2%
Other 6%
Hospitality 5%
$5.1
$36.5
$14.9
$14.1
Retail 27%
$72.8
Industrial 25%
$67.3
$11.0
$46.3
Retail Petroleum 4%
Office 17%

Owner Occupied % as of June 30, 2012
(in millions)



Owner Occupied 34%
$91.2
$176.8
Investor 66%

Average Loan size $447,000 for entire CRE portfolio

Median Loan size is $175,000

Two largest CRE loans are $6.2 million office building and $8.8 million supermarket

Retail includes:

- $30 million neighborhood retail
- $16 million credit rated pharmacies
- $18 million anchored supermarkets

80% of non-owner occupied loans originated in primary market area

Five largest developer relationships are between $10-$24 million

$35 million originated by Beverly Loan Production Office over the past five quarters

Reduced Construction and Diversified C&I Mix

Commercial Construction Mix as of June 30, 2012
(in millions)



Commercial
35%
$9.6
$6.1
1-4 Family
22%
$7.6
$4.5
Condo
27%
Land Development
16%

Total Commercial Construction Loans: $27.8 million
2.5% of Overall Loan Portfolio

- Portfolio is approximately 30% of balance during peak in 2006 ($94 million at 12/31/06)
- Condo loans centered in 5 projects with strong local sponsors
- 1-4 family loans are highly diversified across 25+ projects with average loan size under $350,000

C&I Mix as of June 30, 2012
(in millions)



Other Service
33%
$63.4
Construction Trades
11%
$22.2
Healthcare
4%
$8.1
$8.8
$46.5
Transportation
5%
$14.0
Manufacturing
24%
Retail Other
7%
$30.4
Wholesale
16%

Total C&I Loans: $193.4 million

- Diversified
- Average Loan size under $100k
- Largest C&I Loan is $6.5 million (cash secured)
- Regional Mix: $122 million Springfield and $71 million Worcester

Asset Quality



Non-performing Loans/Total Loans
National average
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2

Asset Quality

Largest three NPLs comprise 52% of 06/30/12 total and are being actively resolved: two through upgrade and one through liquidation.

Reserves to Total Loans ratio of 1.01% at 06/30/12. Excluding purchased loans totaling $132.8 million, the ratio would be 1.14%.

Conservative investment portfolio – 89% of portfolio is agency backed.



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Net Charge-offs to Avg Loans
National average
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2

Deposit Mix and Growth

Deposit Mix as of December 31, 2005 (in millions)


Money Market
24%
Savings
13%
$154.2
$87.3
$133.2
Transaction
20%
$279.0
CDs
43%

Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%

Deposit Mix as of June 30, 2012 (in millions)


Money Market
23%
$292.8
Savings
21%
$261.6
$290.5
Transaction
23%
$415.7
CDs
33%

Total Deposits $1,260.6 million
QTD Cost of Total Deposits 0.83%

Deposits increased $607 million, or 93%, since 12/31/05 (including CNB acquisition of $195 million):

- Deposit Market Share - #2 in Hampden County (June 2011)
- Total deposits CAGR (2005 – Q2 2012) 10.6%
- Core deposits 67% of total
- Total core deposits CAGR (2005 – Q2 2012) 13.3%

De Novo Branches: Success Story

Franchise Expansion in Attractive Markets

- Established track record of growing de novo branches
- Proven ability to acquire deposits quickly: $122.8 million in 6 branches since June 2006
- Organic deposit growth is a key to expanding market share
- Expand our presence in new markets (i.e. northern Connecticut, east of Worcester)

Compelling Profit Economics

- Short time to break-even
- Gain at least $5 million in deposits per year
- Any income in first 3 years from loans accelerates time to break-even
- 5 years is expected full payback time

Increase Our Brand Recognition

- Continue to expand our products and services
- Strong and effective marketing programs
- Efficient and profitable branches enhance future success

Financial Performance

	2006	2007	2008 [1]	2009 [1]	2010 [1]	2011	Q1 2012	Q2 2012 [1]
Earnings Data (in mm except EPS):								
Core Net Income	$ 4.9	$ 4.4	$ 8.1	$ 8.6	$ 10.9	$ 11.2	$ 2.8	$ 3.2
Core Earnings Per Share	$0.29	$0.26	$0.50	$0.57	$0.70	$0.74	$0.19	$0.21
Net Interest Income	$ 27.6	$ 29.2	$ 39.8	$ 41.0	$ 52.9	$ 52.8	$ 13.1	$ 13.3
Provision for Loan Losses	1.0	1.4	1.8	3.0	2.3	3.2	0.7	0.8
Normalized Non-interest Income	5.4	5.7	6.6	8.7	8.7	9.4	2.6	2.6
Normalized Non-interest Expenses	24.0	26.0	30.7	33.5	42.7	44.1	11.3	10.9
Profitability Data and Ratios:								
Average Earning Assets (mm)	$926	$1,001	$1,147	$1,208	$1,448	$1,504	$1,526	$1,547
Net Interest Margin	2.97%	2.91%	3.47%	3.39%	3.65%	3.51%	3.43%	3.44%
Efficiency Ratio	72.95%	74.02%	66.16%	68.49%	69.55%	71.07%	72.44%	69.27%
Asset Quality:								
Non-performing Assets/Total Assets	0.18%	0.25%	0.46%	1.16%	0.69%	0.65%	0.70%	0.68%
Allowance for Loan Losses/ Total Loans (excluding purchased loans)	0.95%	0.94%	0.95%	1.07%	1.18%	1.16%	1.15%	1.14%
Net Charge-offs/Total Average Loans	0.02%	0.12%	0.15%	0.23%	0.13%	0.19%	0.16%	0.11%
Capital:								
Tangible Equity/Tangible Assets	13.64%	20.95%	18.03%	14.20%	13.60%	13.53%	13.22%	13.33%
Tangible Book Value Per Share	$ 8.01	$ 12.73	$ 13.01	$ 12.93	$ 13.32	$ 13.90	$ 14.00	$ 14.12
Dividends Per Share	$ 0.20	$ 0.24	$ 0.27	$ 0.28	$ 0.30	$ 0.34	$ 0.09	$ 0.09
Period End Stock Price	$ 13.80	$ 11.10	$ 15.14	$ 13.11	$ 15.27	$ 16.09	$ 15.82	$ 14.38

(1) Please refer to pages 31 – 33 for the reconciliation of GAAP and non-GAAP results.

Why hold shares of UBNK?

Experienced management team focused on creating shareholder value

- Superior return on your investment: CAGR 6.0% vs. S&P CAGR 1.6% Aug 2005 – Jun 2012 (excl. dividends)
- Good track record of increasing dividends (quarterly dividends increased 100% since Feb 2006)
- Increased quarterly cash dividend by 11% to $0.10 per share in July 2012

Well capitalized (13.33% Tangible Equity/ Tangible Assets)

Effective capital management strategies

- Successful stock repurchase program (acquired 3.2 million shares at an average price of $13.82 since June 2008)
- Competitive dividend yield (2.75% as of 07/26/12)

Leveraging capital through a growing franchise

- Announced acquisition of New England Bancshares, Inc. in May 2012 (closing in Q4 pending regulatory and shareholder approval)
- Acquisition of Commonwealth National Bank in November 2009
- New loan production office announced in Q1 2012 in northern Connecticut
- New loan production office opened in Beverly, MA in 2011
- De Novo branching (opened 6 branches in Springfield Region since 2006; new branch to open in Q4 2012 east of Worcester)

Balanced loan & deposit mix and growth

- Strong market position in both loans & deposits
- More bank-like mix in loans
- 67% in core deposits

Strong Asset quality

- Largest three NPLs comprise 52% of 06/30/12 total (workout strategies in place)
- 89% of Investment portfolio is agency backed

Appendix

Loan Trend


2005 – Q2 2012 CAGR = 9.7%
Total Loans $1,162 mm
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2005Y: $285, $150, $112, $60, $29
2006Y: $319, $176, $143, $70, $55
2007Y: $339, $215, $147, $82, $42
2008Y: $356, $248, $148, $85, $32
2009Y: $321, $289, $148, $95, $32
2009Y: $343, $410, $161, $159, $49
2010Y: $296, $428, $158, $165, $28
2011Y: $315, $450, $151, $176, $30
Q1 2012: $312, $467, $149, $182, $30
Q2 2012: $311, $476, $151, $193, $30
1-4 Family RE
Multifamily & Commercial RE
Consumer & HE
Commercial
Construction

Deposit Trend


Total Deposits $1,261mm
2005 – Q2 2012 CAGR = 10.6%
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$279
$133
$87
$154
$321
$135
$65
$164
$348
$137
$66
$168
$376
$147
$99
$161
$379
$159
$142
$174
$478
$197
$174
$190
$463
$217
$203
$261
$422
$259
$248
$302
$417
$267
$263
$312
$416
$291
$262
$293
2005Y
2006Y
2007Y
2008Y
2009Y
2009Y
2010Y
2011Y
Q1 2012
Q2 2012
Money Market
Savings
Transaction
CDs

Annual Core Net Income & Earnings Per Share



6 YR CAGR = EPS 14.4%, Net Income 17.0%
12,000
10,000
8,000
6,000
4,000
2,000
0
$0.80
$0.60
$0.40
$0.20
$0.00
$0.33
$0.29
$0.26
$0.50
$0.57
$0.70
$0.74
2005Y
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Core Net Income
Core EPS

(1) Please refer to page 32 in the appendix for the reconciliation of GAAP and non-GAAP results.

Quarterly Core Net Income [(1)] & Earnings Per Share[(1)]



$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.14
$0.13
$0.14
$0.15
$0.16
$0.20
$0.18
$0.18
$0.16
$0.18
$0.20
$0.20
$0.19
$0.21
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Core Net Income
Core EPS

(1) Please refer to page 31 in the appendix for the reconciliation of GAAP and non-GAAP results.

Average Interest-Earning Assets (000's)



$1,700,000
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
2005 – Q2 2012 = 10.1%
$827,363
$926,274
$1,001,436
$1,146,992
$1,207,705
$1,447,712
$1,504,137
$1,526,015
$1,547,132
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2 2012

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.91%
3.47%
3.39%
3.65%
3.51%
3.43%
3.44%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12

United Bank

Non-interest Income/Average Assets



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.55%
0.56%
0.68%
0.57%
0.58%
0.63%
0.62%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12

Non-interest Expense/Average Assets(1)



3.00%
2.75%
2.50%
2.25%
2.00%
2.52%
2.59%
2.64%
2.78%
2.75%
2.77%
2.63%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12

(1) Excludes acquisition related expenses totaling $2.9 million and $1.1 million for the years ended December 31, 2009 and 2010, respectively, and $592,000 for the three months ended June 30, 2012. The 2009 ratio also excludes a $538,000 special FDIC insurance assessment.

Efficiency Ratio[1]



80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
74.02%
66.16%
68.49%
69.55%
71.08%
72.44%
69.27%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12

(1) Normalized

Total Assets (000's)


2005 – Q2 2012 CAGR = 9.7%
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$906,513
$1,009,433
$1,079,281
$1,263,134
$1,541,040
$1,584,877
$1,599,882
$1,660,198
$1,653,626
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
Q1 2012
Q2 2012

Asset Quality



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.37%
0.32%
0.27%
0.22%
0.17%
0.12%
0.07%
0.02%
0.22%
0.55%
1.45%
0.88%
0.75%
0.79%
0.74%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12
Non-performing Loans/Total Loans
Net Charge-Offs to Avg Loans

Tangible Equity/Tangible Assets[1]


22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
20.95%
18.03%
14.20%
13.60%
13.53%
13.22%
13.33%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12

(1) Please refer to page 33 in the appendix for the reconciliation of GAAP and non-GAAP results.

Tangible BV/Share vs. Stock Price[1]



$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.73
$13.01
$12.93
$13.30
$13.90
$14.00
$14.12
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12
Tangible BV/Share
Stock Price

(1) Please refer to page 33 in the appendix for the reconciliation of GAAP and non-GAAP results.

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

($ in thousands)	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q2 2012
Non-Interest Income (GAAP)	2,595	1,985	2,245	2,037	2,219	2,357
Other Than Temporary Impairment Charge	-	-	-	-	-	-
Adjusted Non-Interest Income (Non-GAAP)	2,595	1,985	2,245	2,037	2,219	2,357
Non-Interest Expense (GAAP)	10,030	8,093	10,580	12,018	10,631	11,468
Acquisition Costs	(1,161)	(270)	(1,432)	(979)	(169)	(592)
Special FDIC Insurance Assessment	(537)	-	-	-	-	-
Adjusted Non-Interest Expense (Non-GAAP)	8,332	7,823	9,148	11,039	10,462	10,876
Net Income (GAAP)	**560**	**1,901**	**1,222**	**1,751**	**2,933**	**2,582**
Adjustments to GAAP Net Income:						
Other Than Temporary Impairment Charge	-	-	-	-	-	-
Acquisition Costs	1,161	270	1,432	979	169	592
Special FDIC Assessment	537	-	-	-	-	-
Income Tax Effect - All Items	(220)	-	(336)	(280)	(49)	-
Adjusted Net Income (Non-GAAP)	**2,038**	**2,171**	**2,318**	**2,450**	**3,053**	**3,174**
Per Share Data:						
Diluted earnings per share (GAAP)	$ 0.04	$ 0.13	$ 0.08	$ 0.11	$ 0.19	$ 0.17
Diluted earnings per share (Non-GAAP)	$ 0.13	$ 0.14	$ 0.15	$ 0.16	$ 0.20	$ 0.21

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

	At or For the Years Ended December 31,			June 30
($ in thousands)	2008	2009	2010	2012
Non-Interest Income (GAAP)	**5,220**	**8,676**	**8,716**	**2,570**
Other Than Temporary Impairment Charge	1,377	-	-	-
Adjusted Non-Interest Income (Non-GAAP)	**6,597**	**8,676**	**8,716**	**2,570**
Non-Interest Expense (GAAP)	**30,690**	**36,858**	**43,841**	**11,468**
Acquisition Costs	-	(2,863)	(1,148)	(592)
Special FDIC Insurance Assessment	-	(537)	-	-
Adjusted Non-Interest Expense (Non-GAAP)	**30,690**	**33,458**	**42,693**	**10,876**
Net Income (GAAP)	**7,298**	**5,806**	**10,032**	**2,582**
Adjustments to GAAP Net Income:				
Other Than Temporary Impairment Charge	1,377	-	-	-
Acquisition Costs	-	2,863	1,148	592
Special FDIC Assessment	-	537	-	-
Income Tax Effect - All Items	(527)	(556)	(329)	-
Adjusted Net Income (Non-GAAP)	**8,148**	**8,650**	**10,851**	**3,174**
Per Share Data:				
Diluted earnings per share (GAAP)	$ 0.44	$ 0.38	$ 0.65	$ 0.17
Diluted earnings per share (Non-GAAP)	$ 0.50	$ 0.57	$ 0.70	$ 0.21
Performance Ratios (annualized):				
Return on average assets (GAAP)	0.62%	0.46%	0.65%	0.62%
Return on average assets (Normalized)	0.69%	0.68%	0.71%	0.77%
Return on average equity (GAAP)	3.23%	2.67%	4.49%	4.53%
Return on average equity (Normalized)	3.60%	3.97%	4.85%	5.57%
Efficiency ratio (GAAP)	66.16%	75.45%	71.42%	73.04%
Efficiency ratio (Normalized)	66.16%	68.49%	69.55%	69.27%

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

($ in thousands)	At or For the Years Ended December 31, 2008	2009	2010	June 30 2012
Total Loans (Gross)	**870,276**	**1,122,241**	**1,074,111**	**1,162,356**
CNB Acquired Loans	-	(242,930)	(209,785)	(126,394)
Purchased Loans (GE Loans)	-	(22,655)	(21,448)	(6,443)
Total Loans (Non-GAAP)	**870,276**	**856,656**	**842,878**	**1,029,519**
Total Equity	**227,714**	**225,246**	**222,576**	**228,129**
Goodwill	-	(7,844)	(8,192)	(8,192)
Other Intangible Assets	-	(927)	(976)	(741)
Tangible Equity (Non-GAAP)	**227,714**	**216,475**	**213,408**	**219,196**
Total Assets	**1,263,134**	**1,541,040**	**1,584,877**	**1,653,626**
Goodwill	-	(7,844)	(8,192)	(8,192)
Other Intangible Assets	-	(927)	(976)	(741)
Tangible Assets (Non-GAAP)	**1,263,134**	**1,532,269**	**1,576,685**	**1,644,693**
Asset Quality:				
Allowance for Loan Losses/Total Loans	0.95%	0.82%	0.93%	1.01%
Allowance for Loan Losses/Total Loans excl. Purchased Loans	0.95%	1.07%	1.18%	1.14%
Capital:				
Total Equity/Total Assets	18.03%	14.62%	14.04%	13.80%
Tangible Equity/Tangible Assets	18.03%	14.13%	13.54%	13.33%
Book Value Per Share	$ 13.01	$ 13.38	$ 13.82	$ 14.70
Tangible Book Value Per Share	$ 13.01	$ 12.91	$ 13.31	$ 14.12

Thank you.

FOR QUESTIONS, PLEASE CONTACT:

Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com

Mark A. Roberts, Executive Vice President and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com